Exhibit 99.f

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period:	March 1, 2003 - March 31, 2003

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements		X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerrold P Pederson	8/16/2004
Signature of Authorized Individual*	Date

Jerrold P Pederson	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Debtor	Reporting Period: Mar 1, 2004 - Mar 31, 2004

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH			CUMULATIVE FILING TO DATE
	General	Disb	Investment	Money Mkt	ACTUAL		PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	2,675.32	0.00	41,591,069.81	12,003,377.47	53,597,122.60			14,420,511.35

RECEIPTS
CASH SALES					0.00			0.00
ACCOUNTS RECEIVABLE					0.00			0.00
LOANS AND ADVANCES					0.00			0.00
TRANSFER FROM TRUST ACCOUNT (B)	0.00				0.00			641,776.88
TRANSFER FROM INVESTMENT ACCOUNT				37,491,487.23	37,491,487.23			37,491,487.23
OTHER - Interest income			73,491.50	31,863.47	105,354.97			349,985.81
TRANSFER FROM DISB ACCT			0.00		0.00			12,007,570.21
TRANSFER FROM TA	2,000.00		0.00		2,000.00			50,584,000.00
TOTAL RECEIPTS	2,000.00	0.00	73,491.50	37,523,350.70	37,598,842.20			101,074,820.13

DISBURSEMENTS
NET PAYROLL					0.00			0.00
PAYROLL TAXES					0.00			0.00
SALES, USE, & OTHER TAXES					0.00			0.00
INVENTORY PURCHASES					0.00			0.00
SECURED/ RENTAL/ LEASES					0.00			0.00
PAYMENT FOR STOCK SALES					0.00			3,010.46
SELLING					0.00			0.00
BANK SERVICE FEES	1,609.59		6,191.42		7,801.01			39,308.10
RECONCILING ITEM					0.00			3,278.92
OWNER DRAW *					0.00			0.00
TRANSFERS (TO DIP ACCTS)					0.00			0.00
TRANSFER TO TA			4,165,971.25	3,107,530.58	7,273,501.83			19,527,501.83
TRANSFER TO TAH MONEY MARKET			37,491,487.23		37,491,487.23			49,491,487.23
TRANSFER TO TAH GENERAL					0.00			7,570.21
U.S. TRUSTEE QUARTERLY FEES					0.00			0.00
BANKRUPTCY PROFESSIONAL					0.00			0.00
COURT COSTS					0.00			0.00
TOTAL DISBURSEMENTS	1,609.59	0.00	41,663,649.90	3,107,530.58	44,772,790.07			69,072,156.75

NET CASH FLOW	390.41	0.00	(41,590,158.40)	34,415,820.12	(7,173,947.87)			32,002,663.38
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	3,065.73	0.00	911.41	46,419,197.59	46,423,174.73	(A)		46,423,174.73

*  COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	44,772,790.07
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	(44,764,989.06)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	7,801.01

(A)  Cash balance includes $4,500,000 in restricted cash., Paid by wire transfer 3/15/04 TAI responsibility.  LOC was $4,050,000 - additional amount is for bank fees Restricted Cash now identified on TAI’s GL

(B)  Touch America Holdings preferred stock defeasance trust account was closed and cash moved to the General Account.

(C)  Touch America Holdings Investment Account closed 5/04

FORM MOR-1

(9/99)

Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Reporting Period: Mar 1, 2004 - Mar 31, 2004

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	General	Disbursement	Investment	Money Mkt	Total
	#1500 9559 3300	# 1500 8068 2316	#12145100	#312 9745563 65
BALANCE PER BOOKS	3,065.73	0.00	911.41	46,419,197.59	46,423,174.73

BANK BALANCE	3,065.73	0.00	911.41	46,419,197.59	46,423,174.73
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	0.00	0.00	0.00		0.00
(-) OUTSTANDING CHECKS (ATTACH LIST)	0.00	0.00	0.00		0.00
OTHER (ATTACH EXPLANATION)	0.00	0.00	0.00		0.00
ADJUSTED BANK BALANCE *	3,065.73	0.00	911.41	46,419,197.59	46,423,174.73

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

FORM MOR-1 (CON’T)

(9/99)

TOUCH AMERICA HOLDINGS

Transaction List by Date

March 2004

Date	Type	Num	Name	Memo/Description	Account	Split	Amount

03/31/2004	Bill Payment (Check)	WT	Evercore Partners, LP	31	Chase Money Market	20000A Accounts Payable	(2,207,530.58)
3/15/2004	Bill Payment (Check)	WT	Travelers Surety	31	WF Investment	20000A Accounts Payable	(4,165,971.25)

Description	Code	Summary
Checks & Wire Transfers

Transfers within TAH Accounts
Transfer to General
Transfer to Money Market		$37,491,487.23
		$37,491,487.23

Intercompany Transfers to TAI
Transfer to US Bank		900,000.00
EverCore Partners - TAI responsibility		2,207,530.58
LOC draw down Travelers Surety - TAI responsibility		4,165,971.25
		$7,273,501.83

Bank Fees		$7,801.01

Total Disbursements		$44,772,790.07

		0.00

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period.:	March 1, 2003 - March 31, 2003

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	0.00	0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit	0.00	0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs (A)	0.00	187,669.40
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	0.00	187,669.40
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses	0.00	(187,669.40)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	50,798.23	10,337,944.92
Interest Expense	0.00	520.59
Other Expense (attach schedule)	7,801.01	43,777.57
Net Profit (Loss) Before Reorganization Items	42,997.22	10,105,977.36
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees		1,000.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment		(1,365,811.76)
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	0.00	(1,364,811.76)
Income Taxes		(7,874,198.76)
Net Profit (Loss)	42,997.22	19,344,987.88

*“Insider” is defined in 11 U.S.C. Section 101(31).

(A) A post-retirement benefit liability was transferred from Entech, LLC in October 2003.

(B) The proceeds from the sale of assets and customers to 360Networks were retained within Touch America Inc. and not allocated to any subsidiaries.

FORM MOR-2

(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs

Other Operational Expenses

Other Income
Interest income-unrelated	50,798.23	273,537.01
Miscellaneous nonoperating Income		10,000,000.20

Total	50,798.23	10,273,537.21
Other Expenses
Finance charges and bank fees	7,801.01	23,733.22
Other Interest Expense		3,946.05
Amortization of Bank Fees		(892.77)
Other Misc Operating Expense		59.68

Total	7,801.01	26,846.18
Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON'T)

(9/99)

In re : Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Debtor	Reporting Period: March 31, 2003

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents (A)	46,423,174.73	9,920,511.35
Restricted Cash and Cash Equivalents (I)	0.00	4,500,000.00
Accounts Receivable (Net)	10,616.01	104,460.26
Accounts Receivable - Intercompany	632,111,747.00	593,015,337.66
Notes Receivable	0.00	0.00
Inventories	0.00	0.00
Prepaid Expenses	0.00	0.00
Professional Retainers	0.00	0.00
Other Current Assets (attach schedule)	0.00	0.00
TOTAL CURRENT ASSETS	678,545,537.74	607,540,309.27
PROPERTY AND EQUIPMENT
Real Property and Improvements	0.00	0.00
Machinery and Equipment	0.00	0.00
Furniture, Fixtures and Office Equipment	0.00	0.00
Leasehold Improvements	0.00	0.00
Vehicles	0.00	0.00
Less Accumulated Depreciation	0.00	0.00
TOTAL PROPERTY & EQUIPMENT	0.00	0.00
OTHER ASSETS
Loans to Insiders*	0.00
Other Assets -Investments in Subsidiaries	(56,669,984.10)	(321,652,611.62)
Other Assets (reclassification of debit balance liabilities)	0.00
TOTAL OTHER ASSETS	(56,669,984.10)	(321,652,611.62)

TOTAL ASSETS	621,875,553.64	285,887,697.65

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	250.00	0.00
Accounts Payable - Intercompany	28,342,493.37	0.00
Taxes Payable (refer to FORM MOR-4)	(100,388.00)	0.00
Wages Payable	0.00	0.00
Notes Payable	0.00	0.00
Rent / Leases - Building/Equipment	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00
Professional Fees	0.00	0.00
Amounts Due to Insiders*	0.00	0.00
Debtor Financing	0.00	0.00
Other Postpetition Liabilities (attach schedule)	0.00	0.00
TOTAL POSTPETITION LIABILITIES	28,242,355.37	0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	0.00	0.00
Priority Debt	135.10	135.10
Unsecured Debt Income Taxes Payable (B) (H)	102,503,898.90	113,315,822.11
Unsecured Debt - reported at 6/19/03 (H)	1,014,084.03	820,822.16
Unsecured Debt -Taxes Payable	(12,127.75)	0.00
Unsecured Debt - Leveraged ESOP Compensation (E) (H)	482,189.27	482,189.27
Unsecured Debt - Tetragenics Accounts Payable	34,622.55
Unsecured Debt - Preferred stock redemptions (F)	402,324.22
Unsecured Debt - accrued divestiture costs	0.00	1,568,961.38
Unsecured Debt - Intercompany	148,140,118.79	113,376,849.17
Unsecured Debt - post-retirement benefit liability	187,669.40
TOTAL PRE-PETITION LIABILITIES	252,752,914.51	229,564,779.19

TOTAL LIABILITIES	280,995,269.88	229,564,779.19
OWNER EQUITY
Capital Stock (C)	530,495,941.00	528,665,309.23
Additional Paid-In Capital	2,347,398.65	2,347,398.65
Partners’ Capital Account	0.00
Owner’s Equity Account	0.00
Retained Earnings - Pre-Petition	(349,903,086.28)	(474,689,789.42)
Retained Earnings - Postpetition	19,344,987.88
Retained Earnings - Loss from Investments in Subsidiaries-Postpetition (D)	138,595,042.51
Adjustments to Owner Equity (attach schedule)	0.00
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0.00
NET OWNER EQUITY	340,880,283.76	56,322,918.46

TOTAL LIABILITIES AND OWNERS’ EQUITY	621,875,553.64	285,887,697.65

*“Insider” is defined in 11 U.S.C. Section 101(31).	0.00	0.00

(A)   The cash balance, as reported on the Initial Bankruptcy Schedules, was overstated by $1,955,777.65.

(B)   Touch America Holdings, Inc. is the parent company for the consolidated federal income tax return. However the income tax expense is provided as if Touch America Holdings, Inc. filed a stand-alone income tax return. 1997 through 2001 Income tax returns are currently under audit by the IRS and the recorded liability may be subject to change.

(C)   Reflects the use of ESOP shares to fund a portion of Touch America, Inc.’s 401k plan.

(D)   Touch America Holdings, Inc. is the parent company.  All earnings from the investments in subsidiaries roll up to Touch America Holdings, Inc.

(E)     This amount represents prepetition amounts not included in the original bankruptcy schedules as filed.  No specific creditors have been identified, as these amounts are estimates and may not be paid/owed to specific creditors.

(F)     This amount represents preferred stock which was called, but not yet redeemed as of the filing date.

(G)   A post-retirement benefit liability of $188, 803.68 was transferred from Entech, LLC in October 2003.

(H)   The “BOOK VALUE ON PETITION DATE” amount has been adjusted to reflect the proper amount.  The adjustment only reallocates amounts between “BOOK VALUE ON PETITION DATE” catagories and does not change the total amount originally reported.

(I)        Retstricted Cash was transferred from Touch America Holdings Inc, LLC to Touch America Inc in March 2004.

FORM MOR-3

(9/99)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets - Investments in Subsidiaries
Investments in Subsidiaries:
184301 Inv-Mem Cap ENT LLC	500.00	500.00
184303 Invest-ENT-Und Earn	(460,188.42)	(7,107,271.60)
184304 Invest-ENT-BRP Adj	(665,650.62)	(665,650.62)
184305 Invest-ENT LLC-APIC	130,081,009.26	130,081,009.26
184661 Invest-TET -Comm Stk	(13,488.64)	372,100.00
184664 Invest-TET -Und Earn	13,531.51	(9,714,076.41)
184667 Invest-TET -APIC	0.00	8,125,118.94
184671 Invest-TAI-Comm Stk	(2,864,961.38)	(2,864,961.38)
184674 Invest-TAI -Und Earn	(792,414,911.26)	(1,049,533,555.26)
184677 Invest-TAI -APIC	609,654,175.45	609,654,175.45
Total	(56,669,984.10)	(321,652,611.62)

Other Assets

Total	0.00

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
258375 Divest Exp - Utility	0.00
258501 Customer Stock Terminations	0.00
258923 Officer & Director Deferred Comp	0.00
275383 Post-retirement benefit	0.00
Total	0.00
(Note: reclassified to other assets)
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

FORM MOR-3 (CON’T)

(9/99)

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period:	March 1, 2003 - March 31, 2003

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.  Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes	0.00	0.00	0.00	0.00	0.00	0.00
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:	(100,388.00)					(100,388.00)
Total State and Local	(100,388.00)	0.00	0.00	0.00	0.00	(100,388.00)
Total Taxes	(100,388.00)	0.00	0.00	0.00	0.00	(100,388.00)

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable U S Trustee Fee				250.00		250.00
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*

Total Postpetition Debts	0.00	0.00	0.00	250.00	0.00	250.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(9/99)

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period:	March 1, 2003 - March 31, 2003

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	68,550.22
+ Amounts billed during the period	0.00
- Amounts collected during the period	(57,934.21)
Total Accounts Receivable at the end of the reporting period	10,616.01

Accounts Receivable Aging	Amount
0 - 30 days old	0.00
31 - 60 days old	0.00
61 - 90 days old	10,616.01
91+ days old	0.00
Total Accounts Receivable	10,616.01
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	10,616.01

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

FORM MOR-5

(9/99)